PROPERTY, PLANT, AND EQUIPMENT	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT, AND EQUIPMENT
PROPERTY, PLANT, AND EQUIPMENT

7. PROPERTY, PLANT, AND EQUIPMENT

As of December 31, 2022, and December 31, 2021, property, plant, and equipment, net consisted of the following:

	December 31,	December 31,
	2022	2021
Furniture and equipment	$58,682	$26,311
Auto and trucks	1,883	1,021
Buildings	91,233	65,820
Leasehold improvements	172,765	78,283
Land	14,165	17,892
Construction in progress	11,578	95,853
Total	350,306	285,180
Less: Accumulated depreciation and amortization	23,388	9,958
Total property, plant and equipment, net	$326,918	$275,222

Capitalized interest for the year ended December 31, 2022 and 2021, totaled $14,927 and $8,373, respectively. Depreciation and amortization expense for the year ended December 31, 2022 and 2021, totaled $16,004 and $6,999, respectively, of which $11,550 and $5,078, respectively, is included in cost of goods sold.